SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GRAN TIERRA ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRELIMINARY COPY

Gran Tierra Energy Inc.
300, 611-10th Avenue S.W.
Calgary, Alberta T2R 0B2 Canada
(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Tuesday, June 16, 2009 at 10:00 a.m. local time at Lougheed House, 707 13th Avenue S.W., Calgary, Alberta T2R 0K8 Canada for the following purposes:

1.	To elect the Board’s seven nominees for director to serve until the next annual meeting and their successors are duly elected and qualified.

2.	To approve an amendment to Gran Tierra’s Articles of Incorporation to increase the total authorized number of shares of common stock from 300,000,000 to 570,000,000 shares.

3.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2009.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 20, 2009.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on
June 16, 2009 at Lougheed House, 707 13th Avenue S.W., Calgary, Alberta T2R 0K8 Canada.

The proxy statement and annual report to stockholders
are available at www.grantierra.com.

By Order of the Board of Directors

/s/ Martin Eden
Martin Eden
Chief Financial Officer and Secretary

CALGARY, ALBERTA
April [__], 2009

2.

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

3.

Gran Tierra Energy Inc.
300, 611-10th Avenue S.W.
Calgary, Alberta T2R 0B2 Canada
(403) 265-3221

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

June 16, 2009

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 30, 2009 to all stockholders of record entitled to vote at the annual meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 10, 2009.

How do I attend the annual meeting?

The meeting will be held on Tuesday, June 16, 2009 at 10:00 a.m. local time at Lougheed House, 707 13th Avenue S.W., Calgary, Alberta T2R 0K8, Canada. Directions to the annual meeting may be found at www.grantierra.com. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 20, 2009 will be entitled to vote at the annual meeting.  On this record date, there were [________] shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the share of Special A Voting Stock was entitled to [_______] votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former shareholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the share of Special B Voting Stock was entitled to [________] votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former shareholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra Energy Inc. (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If on April 20, 2009 your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy on the internet as instructed below to ensure your vote is counted.

4.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 20, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are entitled to instruct Olympia Trust Company (the “Goldstrike Trustee”) as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are entitled to instruct Computershare Trust Company of Canada (the “Solana Trustee”) as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If on April 20, 2009 your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your Trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your Trustee as to how to vote your Exchangeable Shares.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of seven directors;

5.

•	Approval of proposed amendment to Gran Tierra’s Articles of Incorporation to increase the authorized number of shares of common stock from 300,000,000 to 570,000,000 shares; and

•
Ratification of selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2009.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided.  If you return your signed proxy card to us by 11:59 p.m. Mountain Time on June 15, 2009, we will vote your shares as you direct.

➢
To vote on the internet, go to http://www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the Notice.  Your vote must be received by 11:59 p.m. Mountain Time on June 15, 2009 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.  If you have received these proxy materials and a proxy card and voting instructions therein, simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote over the internet as instructed by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received voting instructions with these proxy materials from the Goldstrike Trustee, which is the holder of the share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Olympia Trust Company, 2300, 125 - 9th Avenue S.E., Calgary, Alberta, T2G OP6, Canada by 11:59 p.m. Eastern Time on June 11, 2009, or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.

6.

If you are a holder of record of Solana Exchangeable Shares, you should have received voting instructions with these proxy materials from the Solana Trustee, which is the holder of the share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 11, 2009, or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 20, 2009, and one vote for each Exchangeable Share held as of April 20, 2009, all of which are represented by the one share of Special A Voting Stock and one share of Special B voting Stock of Gran Tierra.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the approval of the amendment to the Articles of Incorporation, and “For” the ratification of the selection of Deloitte & Touche LLP as the independent auditors for our fiscal year ended December 31, 2009.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What if I am a holder of Exchangeable Shares and return a voting election but do not make specific choices?

If you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but the Altman Group will be paid its customary fee of approximately $5,500 plus out-of-pocket expenses if it solicits proxies for Gran Tierra.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on  the proxy cards in the proxy materials to ensure that all of your shares are voted.

7.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date, or vote again over the internet;

➢	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Secretary at 300, 611-10th Avenue, S.W., Calgary, Alberta, T2R 0B2, Canada; or

➢	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

If you wish to submit a proposal to be considered for inclusion in Gran Tierra’s proxy materials next year, your proposal must be submitted in writing by December 31, 2009 to Martin Eden at 300, 611-10th Avenue, S.W., Calgary, Alberta, T2R 0B2, Canada; provided, however, that if our 2010 annual meeting of stockholders is held before May 17, 2010 or after July 16, 2010, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2010 annual meeting of stockholders.  If you wish to submit a proposal that is not to be included in Gran Tierra’s proxy materials next year or to nominate a director next year, you must do so between March 18, 2010 and April 17, 2010, unless our 2010 annual meeting of stockholders is not held between May 17, 2010 and August 15, 2010, in which case notice must be delivered to Gran Tierra not earlier than the 90th day prior to the meeting and not later than the later of the 60th day prior to the meeting or the 10th day following the day on which Gran Tierra makes its first public announcement of the meeting date. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal except for Proposal 2.  For Proposal 2, abstentions and broker non-votes will have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

➢
For the election of directors, the seven nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected.  Only votes “For” will affect the outcome;

8.

➢
To be approved, Proposal 2, the amendment to Gran Tierra’s Articles of Incorporation to increase the number of shares of Gran Tierra’s common stock authorized for issuance, must receive “For” votes from the holders of shares of Gran Tierra’s common stock, Goldstrike Exchangeable Shares, and Solana Exchangeable Shares entitling them to exercise at least a majority of the combined voting power of the total number of outstanding shares of Gran Tierra’s common stock, Goldstrike Exchangeable Shares, and Solana Exchangeable Shares.  As a result, abstentions and broker non-votes will have the same effect as “Against” votes; and

➢
To be approved, Proposal 3, the ratification of the selection by the Audit Committee of the Board of Deloitee & Touche LLP as our independent auditors for our fiscal year ended December 31, 2009, must receive more “For” votes than “Against” votes.  Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the meeting in person or represented by proxy.  On the record date, there were [_________] votes that could be cast.  Those votes were represented by [__________] shares of common stock outstanding and entitled to vote and [________] shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock.  Thus, holders of outstanding shares representing at least [___________] votes must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy must adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published in our quarterly report on Form 10-Q for the second quarter ending June 30, 2009.

What proxy materials are available on the internet?

The proxy statement and annual report to stockholders are available at www.grantierra.com.

9.

Proposal 1

Election Of Directors

Gran Tierra’s Board of Directors consists of seven directors.  There are seven nominees for director this year.  Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.  Each of the nominees listed below, except for Mr. Price and Mr. Antony, is currently a director of Gran Tierra who was previously elected by the stockholders.  Pursuant to the terms of the Arrangement Agreement, dated July 28, 2008 and last amended on October 9, 2008, by and between Gran Tierra, Gran Tierra Exchangeco Inc., and Solana (the “Arrangement Agreement”), Mr. Price and Mr. Antony were designated to serve on Gran Tierra’s Board of Directors, effective November 14, 2008.  Prior to the Arrangement Agreement, Mr. Price was Solana’s President, Chief Executive Officer, and a member of Solana’s board of directors, and Mr. Antony was the Chairman of Solana’s board of directors.  It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting.  Four out of five of the then current directors attended the 2008 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  The seven nominees receiving the highest number of affirmative votes will be elected.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Gran Tierra.  Each person nominated for election has agreed to serve if elected.  Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director and his age on February 15, 2009.

Name	Age	Position Held With Gran Tierra

Dana Coffield	50	President and Chief Executive Officer; Director
Jeffrey Scott	46	Chairman of the Board of Directors
Ray Antony	56	Director
Walter Dawson	68	Director
Verne Johnson	64	Director
Nicholas G. Kirton	64	Director
J. Scott Price	46	Director

Dana Coffield, President, Chief Executive Officer and Director.

Before joining Gran Tierra as President, Chief Executive Officer and a Director in May 2005, Mr. Coffield led the Middle East Business Unit for EnCana Corporation, North America’s largest independent oil and gas company, from 2003 through 2005.  His responsibilities included business development, exploration operations, commercial evaluations, government and partner relations, planning and budgeting, environment/health/safety, security and management of several overseas operating offices.  From 1998 through 2003, he was New Ventures Manager for EnCana’s predecessor — AEC International — where he expanded activities into five new countries on three continents.  Mr. Coffield was previously with ARCO International for ten years, where he participated in exploration and production operations in North Africa, SE Asia and Alaska.  He began his career as a mud-logger in the Texas Gulf Coast and later as a Research Assistant with the Earth Sciences and Resources Institute where he conducted geoscience research in North Africa, the Middle East and Latin America.  Mr. Coffield has participated in the discovery of over 130,000,000 barrels of oil equivalent reserves.  Mr. Coffield graduated from the University of South Carolina with a Masters of Science degree and a doctorate (PhD) in Geology, based on research conducted in the Oman Mountains in Arabia and Gulf of Suez in Egypt, respectively.  He has a Bachelor of Science degree in Geological Engineering from the Colorado School of Mines.  Mr. Coffield is a member of the AAPG and the CSPG, and is a Fellow of the Explorers Club.

10.

Jeffrey Scott, Chairman of the Board of Directors.

Mr. Scott has served as Chairman of our Board since January 2005.  Since 2001, Mr. Scott has served as President of Postell Energy Co. Ltd., a privately held oil and gas producing company.  He has extensive oil and gas management experience, beginning as a production manager of Postell Energy Co. Ltd in 1985 advancing to President in 2001.  Mr. Scott is also currently a Director of Suroco Energy, Inc., Essential Energy Services Trust, and Galena Capital Corp., all of which are publicly traded companies, and Tuscany International Drilling Inc., a private company.  Mr. Scott holds a Bachelor of Arts degree from the University of Calgary, and a Masters of Business Administration from California Coast University.

Ray Antony, Director.

Mr. Antony has served as a director since November 14, 2008 when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  Prior to the combination, Mr. Antony was the Chairman of Solana’s board of directors.  Mr. Antony has been a Chartered Accountant for more than thirty years.  Mr. Antony is currently an independent business man.  From January 2004 to September 2006, Mr. Antony was the President of Breakside Energy Ltd., a private oil and gas exploration and production company.  Prior to that time, Mr. Antony was President of Resolution Resources Ltd., a public oil and gas exploration and production company starting October 2001.  Mr. Antony has obtained significant financial experience and exposure to accounting and financial issues as a director and audit committee member of a number of public companies including Eaglewood Energy Ltd., Sienna Gold Inc., Canyon Services Group Inc., Cobalt Energy Ltd., Birch Lake Capital Inc., Paramax Resources Ltd. and Rich Minerals Corporation.  These companies have operations in various areas and include international operations in Argentina, Papua New Guinea and Peru.

Walter Dawson, Director.

Mr. Dawson has served as a director since January 2005.  Mr. Dawson is the Chairman and CEO of Tuscany International Drilling Inc., a private oilfield services company.  Mr. Dawson was the founder of Saxon Energy Services Inc. (“Saxon”), an international oilfield services company which was a publicly traded company from 2001, and was Chairman of the board of directors of Saxon, prior to its sale in 2008.  Before his time at Saxon, Mr. Dawson served for 19 years as President, Chief Executive Officer and a director of Computalog Ltd., which is now an operating division of Weatherford.  Computalog’s primary businesses were oil and gas logging, perforating, directional drilling and fishing tools.  While at Computalog, Mr. Dawson instituted a technology center, located in Fort Worth, Texas, to develop electronics designed for downhole wellbore logging tools.  In 1993 Mr. Dawson founded what became known as Enserco Energy Services Company Inc., formerly Bonus Resource Services Corp.  Enserco entered the well servicing businesses through the acquisition of over 26 independent Canadian service rig operators.  Mr. Dawson is currently Chairman and a director of VGS Seismic Canada Inc. and Action Energy Inc. (formerly High Plains Energy Inc.), and was a director of Suroco Energy Inc. until April 7, 2009 when he resigned, all of which are publicly traded companies.  Mr. Dawson is the sole owner and President of Perfco Investments, Ltd., an investment company.

Verne Johnson, Director.

Mr. Johnson has served as a director since January 2005.  Starting with Imperial Oil Limited in 1966, he has spent his entire career in the petroleum industry, primarily in western Canada, contributing to the growth of oil and gas companies of various sizes.  He worked with Imperial Oil Limited until 1981 (including two years with Exxon Corporation in New York from 1977 to 1979).  From 1981 to 2002, Mr. Johnson served in senior capacities with various companies, achieving the positions of President of Paragon Petroleum Ltd., President and CEO of ELAN Energy Inc., and Senior Vice President of Enerplus Resources Group.  Mr. Johnson retired in February 2002.  Mr. Johnson is a director of Fort Chicago Energy Partners LP, Harvest Energy Trust, Essential Energy Services Trust, and Suroco Energy Inc., all publicly traded companies.  Mr. Johnson received a Bachelor of Science degree in Mechanical Engineering from the University of Manitoba in 1966.  He is currently president of his private family company, KristErin Resources Inc.

11.

Nicholas G. Kirton

Mr. Kirton has served as a director since March 27, 2008.  Mr. Kirton is a Chartered Accountant and former KPMG partner who retired in 2004 after a thirty-eight year career at KPMG.  He is currently a director of Canexus Income Fund, Grand Cache Coal Corporation, Result Energy Inc., and the Canadian Investor Protection Fund.  In addition, he is a member of the Board of Governors and Audit Committee Chair of the University of Calgary and is a member of the Education and Qualifications Committee of the Canadian Institute of Chartered Accountants.  Mr. Kirton received a Bachelor of Science (Mathematics and Physics) in 1966 from Bishop's University, his Chartered Accountant designation in Quebec in 1969 and was named a Fellow of the Institute of Chartered Accountants (FCA) in Alberta in 1996, and in 2006 received the designation of ICD.D from the Institute of Corporate Directors.

J. Scott Price

Mr. Price has served as a director since November 14, 2008, when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  From October 2006 to November 14, 2008, he was the President and CEO of Solana.  From January 2004 to October 2006, he was Founder, President and CEO of Breakaway Energy, Inc., a private international resource company, which was taken over by Solana.  From May 2005 to the present, he has also been co-founder and non-executive Chairman of Virgin Resources, a private oil and gas exploration company focused on the Middle East.  From May 2003 to the present, Mr. Price has been Founder, President and CEO of Prospect International Inc., a private investment company and is currently President of PASS Resources Inc., also a private company.  Mr. Price is a director of the public company Birch Lake Capital Inc.  Mr. Price has 24 years of diverse global oil and gas experience in North and South America, Europe, Africa, Middle East and the former Soviet Union.  Mr. Price holds a Bachelor of Science degree in Chemical Engineering and a Masters of Business Administration both from the University of Calgary.

On February 6, 2009, Mr. Jeffrey Scott and Mr. Walter Dawson entered into a settlement with the Alberta Securities Commission (the “ASC”) under which each admitted to incomplete disclosure of oil and gas production numbers in press releases of High Plains Energy, of which they were non-management members of the board of directors.  Mr. Scott and Mr. Dawson each agreed to pay to the ASC Canadian $20,000 in settlement and Canadian $5,000 towards investigation costs.

Our above-listed directors have neither been convicted in any criminal proceeding during the past five years nor been parties to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

information regarding the board of directors and corporate governance

Independence of The Board of Directors

Gran Tierra follows the listing standards of the NYSE Amex.  As required under the NYSE Amex listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  Gran Tierra’s Board of Directors consults with Gran Tierra’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the NASDAQ and NYSE Amex listing standards, as in effect from time to time.

12.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that the following six of seven directors are independent directors within the meaning of the applicable NYSE Amex listing standards: Messrs. Antony, Dawson, Johnson, Kirton, Price, and Scott.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Dana Coffield, Gran Tierra’s President and Chief Executive Officer is not an independent director by virtue of his employment with Gran Tierra.

Meetings of The Board of Directors

The Board of Directors met twenty-one times during the last fiscal year.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, except that Mr. Scott attended one of the two meetings the Reserves Committee held in the last fiscal year.

Information Regarding Committees of the Board of Directors

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides membership and meeting information for fiscal year 2008 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves

Dana Coffield				X
Jeffrey Scott	X	X	X	X
Ray Antony
Walter Dawson		X	X*
Verne Johnson	X	X*	X	X*
Scott Price
Nadine Smith(1)	X*
Nicholas Kirton(1)	X*
Total Meetings in fiscal year 2008	7	2	2	2
* Committee Chairperson
(1)	Ms. Smith resigned as a director effective March 27, 2008, and Mr. Kirton joined the Audit Committee on that date, also replacing Ms. Smith as Chairperson of the Audit Committee.

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions.  The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The Audit Committee is composed of three directors: Jeffrey Scott, Verne Johnson, and Nicholas Kirton.  The Audit Committee met seven times during the fiscal year.  The Audit Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

13.

The Board of Directors reviews the NYSE Amex listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE Amex listing standards).  Additionally each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board had determined that Nadine Smith, an independent director, qualified as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on her experience overseeing and assessing the performance of companies with respect to the preparation and evaluation of financial statements, and that Mr. Kirton is an “audit committee financial expert” based on his past experience as a former KPMG partner.

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management of Gran Tierra.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.  Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Nicholas Kirton, Chair
Verne Johnson
Jeffrey Scott

Compensation Committee

The Compensation Committee is composed of three directors: Messrs. Scott, Dawson, and Johnson.  All members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Compensation Committee met two times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

[1]
The material in this report is not “soliciting material” is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

14.

•
establishing corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

•	establishing policies with respect to equity compensation arrangements;

•
reviewing and approving the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•
reviewing and recommending to the Board for approval, modification or termination of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs, as well as administering such plans and programs.

The Compensation Committee also reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other public filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra, as well as authority to obtain, at the expense of Gran Tierra, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee did not engage any compensation consultant.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2008, the Compensation Committee did not form any subcommittees.

The Compensation Committee makes adjustments to annual compensation, recommends bonus and equity awards in December of each year, and establishes new performance objectives at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2008 are described in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis.”

15.

Compensation Committee Interlocks and Insider Participation

As noted above, Gran Tierra’s Compensation Committee consists of Messrs. Johnson, Scott, and Dawson.  None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra, except that Mr. Scott served as CEO of Gran Tierra on an interim basis from January 2005 to April 2005.  No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Verne Johnson, Chair
Walter Dawson
Jeffrey Scott

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra.  The Nominating and Corporate Governance Committee is composed of three directors: Messrs. Dawson, Scott, and Johnson.  All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Nominating and Corporate Governance Committee met two times during the fiscal year.  The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ and NYSE Amex purposes, which determination is based upon applicable NASDAQ and NYSE Amex listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2008, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

[2]
The material in this report is not “soliciting material,” is furnished to, but not deemed "filed" with, the Commission and is not deemed to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, other than Gran Tierra’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

16.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 300, 611-10th Avenue S.W., Calgary, Alberta T2R 0B2, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of three directors: Messrs. Johnson, Coffield, and Scott.  All members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards), other than Mr. Coffield, Gran Tierra’s Chief Executive Officer.  The Reserves Committee met two times during fiscal 2008.  The Reserves Committee has adopted a written charter that is available on Gran Tierra’s website at www.grantierra.com.

Stockholder Communications With The Board Of Directors

Gran Tierra’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at www.grantierra.com.

Code Of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at www.grantierra.com. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.

17.

Proposal 2

Approval of Increase in Number of Authorized Shares of Common Stock

The Board of Directors is requesting stockholder approval of an amendment to Gran Tierra’s amended Articles of Incorporation to increase Gran Tierra’s authorized number of shares of common stock from 300,000,000 shares to 570,000,000 shares.  If approved, the fourth article of Gran Tierra’s amended Articles of Incorporation will be amended to provide that the total number of authorized shares of Gran Tierra’s common stock shall be 570,000,000 shares, and therefore that the total authorized shares, including the current 25,000,000 shares of blank check preferred stock and shares of Special A Voting Stock and Special B Voting Stock shall be 595,000,002 shares.  If this Proposal 2 is approved, the first two paragraphs of the fourth article of Gran Tierra’s amended Articles of Incorporation shall be amended to read in their entirety as follows:

Fourth Article

The total number of shares of all classes of stock which the Corporation shall have authority to issue is five hundred ninety-five million and two (595,000,002), to be divided into four (4) classes, of which five hundred seventy million (570,000,000) shares, par value of $0.001, shall be designated as Common Stock (“Common Stock”); one (1) share, par value of $0.001, shall be designated as Special A Voting Stock (the “Special A Voting Stock”); one (1) share, par value of $0.001, shall be designated as Special B Voting Stock (the “Special B Voting Stock”); and twenty-five million (25,000,000) shares, par value of $0.001, shall be designated as Preferred Stock (“Preferred Stock”).

A.  Common Stock

The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is five hundred seventy million (570,000,000) shares, par value of $0.001 per share. All stock when issued shall be fully paid and non-assessable. The Board of Directors of the Corporation may, at its discretion and by resolution of the Board of Directors, issue any authorized but unissued Common Stock of the Corporation which has not been reserved for issuance upon the exercise of any outstanding warrants, options, or other documents evidencing the right to acquire the Common Stock of the Corporation.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of Gran Tierra.  Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of Gran Tierra, except for effects incidental to increasing the number of shares of Gran Tierra’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock.  If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada.

Holders of the common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the common stock representing a majority of the voting power of the capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the outstanding shares of common stock is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

18.

In addition to the 238,710,473 shares of common stock outstanding on December 31, 2008, which number includes 10,984,126 shares of common stock issuable upon the exchange of the Goldstrike Exchangeable Shares issued to certain former shareholders of Gran Tierra Canada and 37,254,143 shares of common stock issuable upon the exchange of the Solana Exchangeable Shares issued to certain former shareholders of Solana, approximately 11,403,870 shares were issuable upon exercise of outstanding options, approximately 13,348,351 shares were issuable upon exercise of outstanding warrants, and approximately 6,443,966 shares were reserved for future grants under Gran Tierra’s 2007 Equity Incentive Plan.  The total number of shares reserved under Gran Tierra’s 2007 Equity Incentive Plan is 18,000,000 shares.

The approval of the amendment will not alter Gran Tierra’s present ability to issue up to 25,000,000 shares of its blank check preferred stock.

Although, at present, the Board of Directors has no plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future.  Gran Tierra believes it is important to retain a significant reserve of authorized but unissued common stock that could be used to raise additional capital through the sale of securities, declare stock dividends or stock splits, acquire another company or its business or assets, create negotiating leverage and flexibility in the event of an unfriendly takeover bid or establish a strategic relationship with a corporate partner, among other uses.

If approved, the proposed amendment would authorize additional shares of common stock that will be available in the event that the Board of Directors determines to undertake any of the above actions.  In addition, if a person or group of persons attempts a hostile takeover of Gran Tierra, such shares could be issued in connection with a stockholder rights plan, or poison pill or rights plan which would allow stockholders (other than the hostile parties) to purchase Gran Tierra’s common stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.  Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at Gran Tierra), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by Gran Tierra to deter or prevent changes in control of Gran Tierra, including transactions in which the stockholders might otherwise receive a premium for their shares over the then current market prices.  Any additional equity financings may be dilutive to stockholders, and a debt financing, if available, may involve restrictions on stock dividends and other restrictions on Gran Tierra.  Moreover, while Gran Tierra continually evaluates potential acquisitions and other strategic transactions, it has no present agreements or commitments with respect to issuing shares of common stock as part of any acquisition.

If the amendment is adopted, 270,000,000 additional shares of Gran Tierra’s common stock will be available for issuance at the discretion of Gran Tierra’s Board, except that certain large issuances, such as future new issuances or series of related issuances that would result in an increase of the current shares outstanding by 20% or more, may require stockholder approval in accordance with the requirements of the NYSE Amex listing standards, and certain stock-based employee benefit plans may require stockholder approval in order to obtain desirable treatment under tax or securities laws and accounting regulations.

Gran Tierra’s Board believes it desirable that Gran Tierra have the flexibility to issue the additional shares as described above.  As is typical in publicly held energy companies, the holders of common stock have no pre-emptive rights to purchase any stock of Gran Tierra.  Stockholders should be aware that the issuance of additional shares could have a dilutive effect on earnings per share and on the equity ownership of the present holders of common stock.  No actions are currently being taken with respect to any large issuance of additional shares.

Each share of Gran Tierra’s common stock, Goldstrike Exchangeable Share, and Solana Exchangeable Share has one vote.  In order for Proposal 2 to be approved by Gran Tierra’s stockholders, it must receive “For” votes from the holders of shares of Gran Tierra’s common stock, Goldstrike Exchangeable Shares, and Solana Exchangeable Shares collectively entitling them to exercise at least a majority of the combined voting power of the total number of outstanding shares of Gran Tierra’s common stock, Goldstrike Exchangeable Shares, and Solana Exchangeable Shares.  As a result, abstentions and broker non-votes will have the same effect as negative votes.

References to voting power of Goldstrike Exchangeable Shares refer to the voting power exercised through the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares, whether by the Goldstrike Trustee or by proxy, and references to voting power of Solana Exchangeable Shares refer to the voting power exercised through the Solana Trustee with respect to the Solana Exchangeable Shares, whether by the Solana Trustee or by proxy.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 2.

19.

Proposal 3

Ratification of Selection of Independent Auditors

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as Gran Tierra’s independent auditors for the fiscal year ending December 31, 2009 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting.  Deloitte & Touche LLP has audited Gran Tierra’s financial statements since its inception in 2005.  Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as Gran Tierra’s independent auditors.  However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Gran Tierra and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Deloitte & Touche LLP.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Services

Set forth below is a summary of fees paid to Deloitte & Touche LLP, our independent registered Chartered Accountants, for services in the fiscal periods ended December 31, 2008 and December 31, 2007.  In determining the independence of Deloitte & Touche LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte & Touche LLP’s independence.

	Fiscal Year Ended (in thousands)
	2008	2007
Audit Fees	$726,741	$474,396
Audit-related Fees	172,331	138,553
Tax Fees	90,201	219,491
All Other Fees	—	—
Total Fees	$989,273	$832,440

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte & Touche LLP were for audits, reviews of the quarterly financial statements, and the preparation of comfort letters and consents.

Audit Related

Miscellaneous advisory services, related to the acquisitions and share registration activities of Gran Tierra during the year.

20.

Tax Fees

Tax fees, including reimbursement of expenses, paid to Deloitte & Touche LLP were for the preparation of our US, Canadian, Colombian and Argentinean tax returns in 2007.  For 2008, fees were paid for review of such returns (prepared by a third party) and review of tax planning strategies for 2008.

All Other Fees

No other fees were incurred.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures.

Before Gran Tierra engages an independent public accountant to render audit services, any engagement covering audit or non-audit services by the auditors is approved by Gran Tierra’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.  The pre-approval policy adopted by Gran Tierra’s Audit Committee on March 9, 2006 to permit pre-approval of non-audit services is attached as Schedule A to the charter of the Audit Committee, which was filed as Exhibit 99.1 to Gran Tierra’s Annual Report on Form 10-KSB for 2005.  This policy requires that the Audit Committee consider, prior to pre-approving any non-audit services, multiple factors taken as a whole, including whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.  Requests for non-audit services will be made in writing to Gran Tierra’s independent auditor specifying the services requested and the reasons for the request, and the chairperson of the Audit Committee will be copied on the communication.  Gran Tierra’s independent auditor must respond to Gran Tierra’s request with a description of the services, the fees that it will charge, and a request for pre-approval of the services plus pre-approval of 10% over the amount.  The chairperson of the Audit Committee will then make a determination based on all of the relevant factors, and if approved report back to the Audit Committee at the next Audit Committee meeting for ratification.

The Audit Committee has determined that the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

21.

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Gran Tierra common stock as of February 15, 2009 by (1) each of its directors and named executive officers and (2) all of Gran Tierra’s executive officers and directors as a group. To Gran Tierra’s knowledge, there is no person who beneficially owns more than 5% of the outstanding shares of its common stock. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is 300, 611-10th Avenue, S.W., Calgary, Alberta T2R 0B2, Canada. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days following February 15, 2009 are deemed outstanding for computing the share and percentage ownership of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Dana Coffield (2)	2,209,663	*
Martin Eden (3)	197,333	*
Max Wei (4)	1,992,167	*
Rafael Orunesu (5)	2,063,850	*
Edgar Dyes (6)	133,334	*
Shane O’Leary (7)	12,000	*
Jeffrey Scott (8)	2,780,528	1.16%
Walter Dawson (9)	3,130,922	1.31%
Verne Johnson (10)	1,562,892	*
Nicholas G. Kirton (11)	63,333	*
Ray Antony (12)	495,455	*
J. Scott Price (13)	7,184,049	2.97%

Directors and officers as a group (total of 12 persons) (14)	21,825,526	8.92%
* Less than 1%

(1)
Beneficial ownership is calculated based on 238,710,473 shares of common stock issued and outstanding as of February 15, 2009, which number includes 10,984,126 shares of common stock issuable upon the exchange of the Exchangeable Shares issued to certain former holders of Gran Tierra Canada’s common stock and 31,519,884 shares of common stock issuable upon the exchange of the Exchangeable Shares issued to certain former holders of Solana’s common stock. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 15, 2009. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(2)
The number of shares beneficially owned includes an option to acquire 375,000 shares of common stock exercisable within 60 days of February 15, 2009, and shares issuable upon exercise of warrants to acquire 48,328 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 1,689,683 Exchangeable Shares.

22.

(3)
The number of shares beneficially owned includes an option to acquire 183,333 shares of common stock exercisable within 60 days of February 15, 2009. The number beneficially owned includes 14,000 shares of common stock directly owned by Mr. Eden’s spouse.

(4)
The number of shares beneficially owned includes an option to acquire 262,500 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 1,689,683 Exchangeable Shares.

(5)
The number of shares beneficially owned includes an option to acquire 254,167 shares of common stock exercisable within 60 days of February 15, 2009, and shares issuable upon exercise of a warrant to acquire 40,000 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 1,689,683 Exchangeable Shares.

(6)	The number of shares beneficially owned includes an option to acquire 133,334 shares of common stock exercisable within 60 days of February 15, 2009.

(7)	The number of shares beneficially owned includes 12,000 shares of common stock.

(8)
The number of shares beneficially owned includes an option to acquire 266,667 shares of common stock exercisable within 60 days of February 15, 2009, and shares issuable upon exercise of warrants to acquire 274,991 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 1,688,889 Exchangeable Shares.

(9)
The number of shares beneficially owned includes an option to acquire 158,333 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 825,000 shares of common stock directly owned by Perfco Investments Ltd. (“Perfco”) and 158,730 shares of common stock directly owned by Mr. Dawson’s spouse. The number of shares beneficially owned includes 1,688,889 Exchangeable Shares, of which 1,587,302 are held by Perfco. Mr. Dawson is the sole owner of Perfco and has sole voting and investment power over the shares beneficially owned by Perfco. Mr. Dawson disclaims beneficial ownership over the shares owned by Mr. Dawson’s spouse.

(10)
The number of shares beneficially owned includes an option to acquire 158,333 shares of common stock exercisable within 60 days of February 15, 2009, and shares issuable upon exercise of a warrant to acquire 112,496 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned includes 1,292,063 Exchangeable Shares, of which 396,825 are held by KristErin Resources, Inc. (“KristErin”), a private family-owned business of which Mr. Johnson is the President. Mr. Johnson has sole voting and investment power over the shares held by KristErin.

(11)	The number of shares beneficially owned includes an option to acquire 33,333 shares of common stock exercisable within 60 days of February 15, 2009.

(12)
The number of shares beneficially owned includes an option to acquire 142,919 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 352,536 Exchangeable Shares, of which 285,840 are held by DCR Investments Inc. (“DCR”). Mr. Anthony has sole voting and investment power over the shares held by DCR.

(13)
The number of shares beneficially owned includes shares issuable upon exercise of warrants to acquire 3,572,969 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 3,611,080 Exchangeable Shares.

(14)
The number of shares beneficially owned includes options to acquire 1,967,919 shares of common stock exercisable within 60 days of February 15, 2009, and warrants to acquire 4,048,784 shares of common stock exercisable within 60 days of February 15, 2009. The number of shares beneficially owned also includes 13,702,506 Exchangeable Shares.

23.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Executive Compensation and Related Information

Compensation Discussion and Analysis

All dollar amounts discussed below are in U.S. dollars. To the extent that contractual amounts are in Canadian dollars, they have been converted into U.S. dollars for the purposes of the discussion below.  For a discussion of 2009 salary and 2008 bonus amounts, the conversion rate at December 31, 2008 of one Canadian dollar to US $0.8661 is used.  For discussion of 2008 salary and 2007 bonus amounts, the conversion rate at December 31, 2007 of one Canadian dollar to US $0.9881 is used. For discussion of 2007 salary and 2006 bonus amounts, the conversion rate at December 31, 2006 of one Canadian dollar to US $0.8581 is used.

Executive Summary

Gran Tierra has designed its executive compensation program to motivate and reward our executives for company performance and to attract and retain talented executives.  Gran Tierra’s compensation program consists of three basic elements—base salary, short term cash bonus and long term equity incentives.  At least 74% of our total compensation for the executive officers listed in the Summary Compensation table below, or named executive officers, is linked to Gran Tierra’s performance and individual performance in the form of performance-based cash and equity awards.  We believe this provides our executives an opportunity to earn above average compensation if Gran Tierra delivers superior results.

We link a portion of our executives’ cash compensation to Gran Tierra’s performance measured by achievement of budget targets for items such as production, reserves, capital expenditures, revenues and operating costs, as well as other factors such as liquidity, share price performance given overall market conditions, and other objectives specific to Gran Tierra’s situation at the time.  In addition, we provide long-term incentives to our executives and employees in the form of stock options.  Options generally vest over three years, linking executives’ rewards directly to their ability to create value for our shareholders and providing an incentive for our executives to remain with Gran Tierra over the long term.

The global economic downturn has presented challenges for many companies, including Gran Tierra.  The price of oil directly impacts the performance of Gran Tierra.  In 2008, we have seen fluctuations in the price of West Texas Intermediate Crude oil (the reference price for most of our contracts) of $32.41 to $147.27.  However, due to the past financing activities of Gran Tierra and Solana as well as high operating cash flow during periods of high oil prices, Gran Tierra is in a very strong position from a liquidity standpoint.  We have no debt and have the financial resources with current cash balances and our projected cash flows for 2009 to complete our budgeted capital program and remain debt free.  Our strong cash position allowed the Compensation Committee to reward executives for having met or exceeded all individual objectives in addition to our acquisition of Solana Resources Ltd, all of which contributed to our stability for 2009 in the face of the global economic downturn.  Equity incentives were a strong part of the 2008 compensation package, which reflects the Compensation Committee’s commitment to tying executive compensation directly to company performance and shareholder return.

24.

Compensation Objectives

The overall objectives of Gran Tierra’s compensation program are to attract and retain key executives who are the best suited to make Gran Tierra successful and to reward individual performance to motivate Gran Tierra’s executives to accomplish Gran Tierra’s goals.

Compensation Process

The Compensation Committee of the Gran Tierra Board, or the “Compensation Committee”, recommends amounts of compensation for Gran Tierra’s Chief Executive Officer, or the “Chief Executive Officer”, for approval by the Gran Tierra Board. The Chief Executive Officer recommends amounts of compensation for Gran Tierra’s other executive officers to the Compensation Committee, which considers these recommendations in connection with the goals and criteria discussed below. The Compensation Committee then makes its determination, taking the Chief Executive Officer’s recommendations into account, and makes its recommendations to the Gran Tierra Board for approval.  The Compensation Committee also recommends compensation for directors in the form of fees and long term equity incentives.  Neither Gran Tierra nor the Compensation Committee utilizes a compensation consultant.

Gran Tierra’s practice is to consider compensation annually (at year-end), including the award of equity based compensation.

Elements of Compensation

The Compensation Committee, which consists of three non-executive directors, has determined that Gran Tierra shall have three basic elements of compensation — base salary, cash bonus and equity incentives. Each component has a different purpose.

Gran Tierra believes that base salaries at this stage in Gran Tierra’s growth must be competitive to attract and retain executives. Gran Tierra believes that principal performance incentives should be in the form of long-term equity incentives given the long term nature of Gran Tierra’s business plan. Long-term incentives to date have been in the form of stock options but Gran Tierra’s equity plan also provides for other incentive forms, such as restricted stock and stock bonuses, which the Compensation Committee is not considering at this time. Short-term cash bonuses are a common element of compensation in Gran Tierra’s industry and among Gran Tierra’s peers to which Gran Tierra must pay attention.  For any given period Gran Tierra’s ability and desire to use cash bonuses are closely tied to its immediate cash resources. The Compensation Committee ultimately considers the split between the three forms of compensation relative to Gran Tierra’s peers for each position, relative to the contributions of each executive, the operational and financial achievements of Gran Tierra and Gran Tierra’s financial resources. This exercise has been based on consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration and production business.

Third Party Source Used

For 2008 salaries, Gran Tierra subscribed to the “2007 Mercer Total Compensation Survey for the Petroleum Industry” which covers oil and gas companies located in Canada, and which presents compensation components and statistical ranges by position description for peer groupings within the industry. The survey is published annually and is widely recognized as a leading survey of its kind in Canada to provide information for salaries and bonuses.  For 2008 bonuses and long term incentives, determined in December of 2008, the “2008 Mercer Total Compensation Survey for the Petroleum Industry” was used.

The survey provider is Mercer Human Resource Consulting. The primary purpose of the survey is to collect and consolidate meaningful data on salaries and benefits in the oil and gas industry in Canada, including those with international operations. The original 2007 survey participants were 158 companies in the oil and gas industry based in Canada, including those with international operations. The survey divided the 158 companies into six peer groups based on relative levels of production and revenues. There are 48 companies in Gran Tierra’s peer group with average production between 1,000 and 4,000 barrels of oil equivalent per day, including those with international operations. The results of the survey and the participants are confidential and cannot be disclosed in accordance with the confidentiality agreement signed with the survey provider.  For executives based in Bogota and Buenos Aires, local market surveys were used as a similar data source for 2008 salaries and bonuses.

25.

In 2008, the companies in the Mercer Survey were organized differently, and Gran Tierra had grown as a company, and no longer fit the peer group used in December 2007 when salaries were determined.  The Compensation Committee used a group of 33 companies from the Mercer Survey that was approved by both management and the Compensation Committee.  Those 33 companies are: ARC Resources Ltd., Anderson Energy Ltd., Baytex Energy Trust, Bonavista Energy Trust, Breaker Energy Ltd., Compton Petroleum Corporation, Connacher Oil and Gas Limited, Crescent Point Energy Trust, Crew Energy, Daylight Resources Trust, Enerplus Resources Fund, Fairborne Energy Ltd., First Calgary Petroleums Ltd., Harvest Energy Trust, Highpine Oil & Gas Limited, Iteration Energy Ltd., NuVista Energy Ltd., Paramount Energy Trust, Paramount Resources, Pengrowth Corporation, Penn West Energy Trust, PetroKazakhstan Inc., Petrobank Energy and Resources Ltd., Progress Energy Trust, ProspEx Resources Ltd., Rock Energy Inc., Sherritt International, TriStar Oil & Gas Ltd., Trilogy Energy Trust, True Energy Trust, Vermilion Energy Trust, WesternZagros Resources Ltd., and Zargon Energy Trust.

While our Compensation Committee believes that compensation survey data are useful guides for comparative purposes, we believe that a successful compensation program also requires that the Compensation Committee apply its own judgment and subjective determination of individual performance by our executives.  Therefore, the Compensation Committee applies its judgment in reconciling the program’s objectives with the realities of rewarding excellent performance and retaining valued employees and, in the Compensation Committee’s view, provides adequate safeguards to the compensation program such that it does not encourage these individuals to take unnecessary or excessive risks which could threaten the existence of Gran Tierra.

Salary

Base salaries were determined by the Compensation Committee based upon its review of the Mercer survey, targeting the 50th—75th percentile as being appropriate to retain the services of Gran Tierra’s executives, the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each executive given their performance and roles within Gran Tierra.

The Compensation Committee recommended to the Gran Tierra Board, and the Gran Tierra Board approved the following annual salaries for 2008 as follows:

Mr. Coffield	—	$216,399
Mr. Wei	—	$179,178
Mr. Orunesu	—	$207,000
Mr. Dyes	—	$220,000
Mr. Eden	—	$192,922

Bonus

For 2008, the Compensation Committee used the 2007 Mercer survey to establish the level of bonuses for Gran Tierra’s executives. The Compensation Committee again targeted the 50th — 75th percentile for the position within the peer group for the industry as being appropriate to retain the services of Gran Tierra’s executives. The Compensation Committee determined bonuses for Gran Tierra’s executives based on assessment of performance against individual objectives for 2008, in addition to consideration of Gran Tierra’s operational and financial results, and financial resources.

The weighting of all of the individual performance objectives and the percentage contribution of the individual performance objectives was assessed by the Compensation Committee in determining bonuses.

Individual objectives defined for 2008 were as follows:

Chief Executive Officer - The principal objectives for Gran Tierra’s Chief Executive Officer and President, which have been recommended by the Compensation Committee and approved by the Gran Tierra Board, are as follows:

•
execute approved 2008 budget including $56.8 million capital expenditure work program (within +/- 10% of budget) which includes the drilling of 6 development wells in Colombia, and 3 exploration wells, 2 in Colombia and 1 in Argentina;

26.

•	exit 2008 at production rate of 4,200 barrels of oil per day, net after royalty;

•	improve operating efficiencies to reduce general and administrative costs and operating costs on a barrel of oil produced basis;

•
ensure appropriate Environmental, Health, Safety and Security programs are designed, implemented and monitored to meet or exceed relevant industry standards. Target zero Lost Time Incidents amongst employees;

•	ensure effective community relations programs are designed, implemented and monitored in all of Gran Tierra’s operating environments;

•	finalize Stock Exchange Listings in Canada and US;

•
ensure compliance with Sarbanes-Oxley Act requirements, including implementation of corporate governance, internal controls, and financial disclosure controls, and IT controls, and develop a Sarbanes-Oxley Act maintenance program for 2008 and beyond;

•	ensure management and financial reporting systems, budgeting and forecasting systems are developed and maintained;

•	ensure all tax, regulatory and contractual obligations are maintained in all jurisdictions where Gran Tierra operates;

•	develop corporate strategy and long-term plan and identify new opportunities to support plan;

•	identify and secure additional sources of equity financing as required;

•	maintain active investor relations program targeting existing and potential new investors (press releases, road shows, analysts coverage and website); and

•	ensure Human Resource staffing, procedures and policies are consistent with the needs to meet 2008 Budget and commitments, and future growth of Gran Tierra, and Sarbanes-Oxley Act compliance.

Chief Financial Officer - The principal objectives for Gran Tierra’s Chief Financial Officer are as follows:

•	ensure compliance with shareholder and regulatory reporting requirements in the U.S. and Canada;

•	finalize and maintain Stock Exchange Listings in Canada and U.S.;

•	ensure compliance with Sarbanes-Oxley Act requirements, including implementation and maintenance of corporate governance, internal controls and financial disclosure controls;

•	maintain, develop and enhance management, financial reporting, budgeting and forecasting systems;

•	address tax planning strategies;

•	develop and maintain Treasury, IT and Corporate Secretarial functions and systems;

•	assist the Chief Executive Officer in developing corporate strategy and long-term plan;

•	secure additional sources of financing as required;

•	assist the Chief Executive Officer in developing and implementing an investor relations strategy; and

27.

•	assist the Chief Executive Officer in developing administration and human resources function.

Vice-President, Operations - The principal objectives for the Vice-President, Operations are:

•	exit 2008 at 4,200 barrels of oil per day, net after royalty;

•	reduce operating costs on a barrel of oil produced basis;

•	meet or exceed relevant Environment Health Safety and Security industry standards, targeting zero lost time incidents;

•	design, implement, test and monitor emergency response plans for all operating arenas;

•	complete 2008 drilling/workover program within budget and without incidents;

•	design and manage peer review of all proposed drilling, production and facility upgrade projects, ensuring standardized commercial evaluations are undertaken for each;

•
design and manage post-mortem reviews of all drilling, production and facility upgrade projects, explaining any deviations from plan or budget, and distributing learnings to peers for integration into future projects; and

•	identify opportunities from current portfolio of exploration and development leads on Gran Tierra’s existing land base for 2009 drilling.

President, Gran Tierra Energy Colombia and the President, Gran Tierra Argentina - The principal objectives for the President, Gran Tierra Energy Colombia and the President, Gran Tierra Argentina for 2008 were defined in context of the 2008 Budget, which defined a work program, capital expenditure budget and operating results for the year. No personal objectives were defined.

2009 Performance Objectives

2009 performance objectives have been developed for the named executive officers and in terms of approach, are not materially different from the 2008 performance objectives.

Equity Incentives

In December 2008, the Compensation Committee considered elements of individual, business unit and corporate performance in determining grant levels and granted options under the terms of Gran Tierra’s 2007 Equity Incentive Plan to each of Gran Tierra’s executive officers as follows: Mr. Coffield 600,000 shares; Mr. Eden 400,000 shares; Mr. Orunesu 100,000 shares; and Mr. Dyes 300,000 shares. The levels of these awards were based on the 2008 Mercer survey, using the 50th to 75th percentile for the position within the peer group for the industry based on values determined in accordance with a Black-Scholes calculation.

Termination and Change in Control Provisions

Gran Tierra’s employment agreements with Gran Tierra’s executive officers contain termination and change in control provisions. These provisions provide that Gran Tierra’s executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason”, as discussed in “Agreements with Executive Officers” below. The termination and change-in control provisions are industry standard clauses reached with the executives in arms-length negotiations at the time that they entered into the employment agreements with us.

28.

Summary Compensation Table

All dollar amounts set forth in the following tables reflecting executive officer and director compensation are in U.S. dollars.

The following table shows for the fiscal years ended December 31, 2008, 2007 and 2006, compensation awarded to or paid to, or earned by, Gran Tierra’s Chief Executive Officer, Chief Financial Officer and Gran Tierra’s three other most highly compensated executive officers at December 31, 2008, Gran Tierra’s named executive officers:

Summary Compensation Table for Fiscal 2008

Name and principal position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($) (2)(3)		All Other Compensation ($)(4)	Total ($)

Dana Coffield President and Chief Executive Officer	2008	$216,399	$285,810		$269,270	$—	$771,479
	2007	$214,525	$148,215		$112,825	$—	$475,565
	2006	$154,458	$92,250		$23,400	$—	$270,108

Martin Eden Vice President, Finance and Chief Financial Officer	2008	$192,922	$163,320		$165,223	$—	$521,465
	2007	$193,073	$74,108		$128,470	$—	$395,651
	2006	N/A	N/A	$	N/A	$—

Rafael Orunesu President, Gran Tierra Argentina	2008	$207,000	$75,000		$86,823	$—	$368,823
	2007	$180,000	$40,000		$55,468	$—	$275,468
	2006	$150,000	$42,907		$11,700	$9,200	$213,807

Max Wei Vice President, Operations	2008	$179,178	$61,245		$96,529	$—	$336,952
	2007	$171,620	$64,227		$57,117	$—	$292,964
	2006	$154,458	$42,907		$17,503	$—	$214,868

Edgar Dyes President, Argosy Energy/Gran Tierra Energy Colombia	2008	$220,000	$150,000		$196,070	$—	$566,070
	2007	$180,000	$100,000		$59,828	$—	$339,828
	2006	$138,750	$25,000		$—	$—	$163,750

(1)
Dana Coffield, Max Wei and Martin Eden salaries and bonus are paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table at the December 31, 2006 exchange rate of one Canadian dollar to US $0.8581 for 2006 information, at the December 31, 2007 exchange rate of one Canadian dollar to US $0.9881 for 2007 information, and the December 31, 2008 exchange rate of one Canadian dollar to US $0.8661 for 2008.

(2)	Granted under terms of Gran Tierra’s 2005 and 2007 Equity Incentive Plans.

(3)
Assumptions made in the valuation of stock options granted are discussed in Note 6 to Gran Tierra’s 2008 Consolidated Financial Statements. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R disregarding estimates of forfeiture.

(4)	Cost of living allowance.

29.

Grants of Plan-Based Awards

The following table shows for the fiscal year ended December 31, 2008, certain information regarding grants of plan-based awards to Gran Tierra’s named executive officers:

Grants of Plan-Based Awards in Fiscal 2008

Name	Grant Date	Date of Corporate Approval	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Mr. Coffield	12/15/2008	12/11/2008	600,000	$2.51USD	$912,360
Mr. Eden	12/15/2008	12/11/2008	400,000	$2.51USD	$608,240
Mr. Orunesu	12/15/2008	12/11/2008	100,000	$2.51USD	$152,060
Mr. Dyes	12/15/2008	12/11/2008	300,000	$2.51USD	$456,180

(1)
Represents the grant date fair value of such option award as determined in accordance with SFAS 123R. These amounts have been calculated in accordance with SFAS No. 123R using the Black Scholes valuation model.

Agreements with Executive Officers in Effect at December 31, 2008

On June 11, 2008, the Gran Tierra Board approved new employment agreements for its executive officers, including Messrs. Coffield, Eden, Dyes, Wei, and Orunesu. All of the agreements were executed by the parties on June 17, 2008.  On November 3, 2008, the Board approved amendments to the employment agreements of Messrs. Coffield, Dyes and Wei (each of whom are U.S. citizens) to reduce the risk that U.S. Internal Revenue Code Section 409A would be applied to certain payments under the employment agreements.

The employment agreements entered into with Messrs. Coffield, Eden, Wei, Dyes and Orunesu have virtually identical terms except for:

•	the position held by each such person;

•	the number of weeks of vacation allowed (5 weeks of paid vacation for each executive except Mr. Dyes who is permitted 4 weeks of paid vacation);

•
limitations on business class travel (Messrs. Wei, Dyes and Orunesu may only travel business class for international flights and coach class for domestic travel whereas Messrs. Coffield and Eden may travel business class for most flights);

•
travel to the United States by Mr. Dyes from Colombia, at the expense of Gran Tierra Energy Colombia Ltd., for personal business, as often as reasonably necessary, subject to residency requirements of Colombia; and

•	reasonable housing, auto, club and living expenses in Colombia provided for Mr. Dyes by Gran Tierra Energy Colombia Ltd. consistent with the benefits provided to Mr. Dyes in the first quarter of 2006

The employment agreements provide that the respective executive will:

•	receive a base salary, as determined by the Gran Tierra Board;

•	be eligible to receive an annual bonus, as determined by the Board; and

•	be eligible to participate in the stock option plans of Gran Tierra.

30.

The bonuses are to be paid within 60 days of the end of the preceding year based on the executive performance.

The employment agreements do not have terms of specified duration. The employment agreements provide for severance payments to each executive, in the event the executive is terminated without cause or the executive terminates the agreement for good reason, in the amount of two times total compensation for the prior year (in the case of Messrs. Coffield and Wei) or in the amount of one times total compensation for the prior year (in the case of Messrs. Eden, Dyes and Orunesu).

“Good reason” includes (i) an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for “cause”), (ii) a reduction in the executive’s base salary unless all other executive officers are similarly reduced, or a change in the basis upon which the executive’s annual compensation is paid or determined except that annual performance bonuses are discretionary and shall not be considered adverse under the agreement if a performance bonus is reduced from a prior year or not paid, (iii) a change in control, or (iv) any breach by the employer of any material provision of the employment agreement.

A “Change in Control” is defined as (i) a dissolution, liquidation or sale of all or substantially all of the assets of Gran Tierra; (ii) a merger or consolidation in which Gran Tierra is not the surviving corporation; (iii) a reverse merger in which Gran Tierra is the surviving corporation but the shares of Gran Tierra’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act (excluding any employee benefit plan, or related trust, sponsored or maintained by Gran Tierra or any affiliate of Gran Tierra) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of Gran Tierra representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

All agreements include standard insurance, non-competition and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table shows for the fiscal year ended December 31, 2008, certain information regarding outstanding equity awards at fiscal year end for the Gran Tierra named executive officers.

The following table provides information concerning unexercised options for each Gran Tierra named executive officer outstanding as of December 31, 2008.

Outstanding Equity Awards at December 31, 2008

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Dana Coffield	162,500	(1)			$0.80	11/10/2015
	133,333	(2)	66,667	(3)	$1.27	11/8/2016
	79,167	(4)	158,333	(5)	$2.14	12/17/2017
			600,000	(8)	$2.51	12/15/2018

Martin Eden	75,000	(6)	150,000	(7)	$1.19	01/02/2017
	33,333	(4)	66,667	(5)	$2.14	12/17/2017
			400,000	(8)	$2.51	12/15/2018

Max Wei	162,500	(1)			$0.80	11/10/2015
	66,666	(2)	33,334	(3)	$1.27	11/8/2016
	33,333	(4)	66,667	(5)	$2.14	12/17/2017

Rafael Orunesu	162,500	(1)			$0.80	11/10/2015
	66,666	(2)	33,334	(3)	$1.27	11/8/2016
	25,000	(4)	50,000	(5)	$2.14	12/17/2017
			100,000	(8)	$2.51	12/15/2018

Edgar Dyes	66,666	(2)	33,334	(3)	$1.27	11/8/2016
	66,666	(4)	133,334	(5)	$2.14	12/17/2017
			300,000	(8)	$2.51	12/15/2018

31.

(1)	The right to exercise the option vested one third on November 10, 2006, one third on November 10, 2007 and one third on November 10, 2008

(2)	The right to exercise the option vested one half on November 8, 2007 and one half on November 8, 2008.

(3)	The right to exercise the options will vest November 8, 2009 if the option holder is still employed by Gran Tierra on such date.

(4)	The right to exercise the option vested on December 17, 2008.

(5)	The right to exercise one half of the option will vest on each of December 17, 2009 and December 17, 2010 in each such case if the option holder is still employed by Gran Tierra on such date.

(6)	The right to exercise the option vested on January 2, 2008.

(7)	The right to exercise one-half of the option will vest on each of January 2, 2009 and January 2, 2010 in each such case if the option holder is still employed by Gran Tierra on such date.

(8)
The Right to exercise one-third of the option will vest on each of December 15, 2009, December 15, 2010 and December 15, 2011 in each such case if the option holder is still employed by Gran Tierra on such date.

Stock Option Exercises and Stock Vested

No named executive officer exercised stock options during 2008.  The named executive officers do not have restricted stock awards.

Potential Payouts Upon Termination or Change in Control

In the event of a termination for “good reason” including a change in control of Gran Tierra, Messrs. Coffield and Wei are eligible to receive a payment of two times the prior year’s total compensation.  Payment to Messrs. Dyes, Eden and Orunesu is equal to prior year compensation. If a change in control had occurred on December 31, 2008, and Gran Tierra’s named executive officers terminated for good reason, or if they were terminated other than for cause, they would have received the following payments:

Name	Payment
Mr. Coffield	$1,004,418
Mr. Eden	$356,242
Mr. Wei*	$480,847
Mr. Orunesu	$282,000
Mr. Dyes	$370,000
* Mr. Wei retired on March 12, 2009.

32.

Director Compensation

The following table shows for the fiscal year ended December 31, 2008 certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Director Compensation for Fiscal 2008

Name	Director Compensation	Option Awards ($)(1)	Total ($)
Jeffrey Scott	$69,207	$168,526	$237,733
Walter Dawson	$35,318	$85,452	$120,770
Verne Johnson	$61,041	$85,452	$146,493
Nick Kirton (4)	$39,810	$110,917	$150,727
Scott Price (2)	$4,052	$17,417	$21,469
Ray Antony (2)	$4,052	$91,733	$95,785
Nadine Smith (3)	$13,474	$137,654	$151,128

(1)
The stock options were granted under terms of Gran Tierra’s 2005 and 2007 Equity Incentive Plan in 2005, 2006, 2007 and 2008.  Assumptions made in the valuation of stock options granted are discussed in Note 6 to Gran Tierra’s 2008 Consolidated Financial Statements. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R, disregarding estimates of forfeiture.

(2)	Each of Messrs. Antony and Price was appointed as a director to the Board effective November 14, 2008.

(3)	Ms. Smith resigned as a director effective March 27, 2008.

(4)	Mr. Kirton was appointed as a director to the Board effective March 27, 2008.

In 2008, Gran Tierra paid a fee of $12,249 per year to each non-executive director who serves on the Gran Tierra Board and $24,498 per year for the Chairman of the Gran Tierra Board. Gran Tierra also paid an additional fee of $6,125 per year for each committee chair (except for the audit committee) and $4,083 for each committee member (except for the audit committee). The audit committee chair was paid a fee of $24,498 per year and each member paid $12,249 per year. In addition, a fee of $612 was paid for each meeting attended. Directors who are not Gran Tierra employees are eligible to receive awards under Gran Tierra’s 2005 and 2007 Equity Incentive Plan. Compensation arrangements with the directors who are also Gran Tierra employees are described in the preceding sections of this Proxy Statement under the heading “Gran Tierra Executive Compensation and Related Information.”

Certain Relationships and Related Transactions

Related Person Transactions Policy and Procedures

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

Certain Related-Person Transactions

In February 2009, Gran Tierra entered into a sublease with Tuscany International Drilling Inc. (“Tuscany”) for the former corporate offices of Solana that Gran Tierra acquired as a result of the acquisition of Solana.  The term of the sublease runs from February 1, 2009 to August 31, 2011 and the sublease payment is $7,050 per month plus approximately $4,000 for operating and other expenses.  Mr. Scott, Chairman of the Board, and Mr. Dawson, a member of the Board, are members the board of directors of Tuscany.  Neither Mr. Scott nor Mr. Dawson participated in the discussion that led to the approval of the sublease, and the terms of the sublease are consistent with current market conditions in the Calgary real estate market.

33.

Gran Tierra has not engaged in any transactions with promoters or founders in which a promoter or founder has received any type of consideration from Gran Tierra.

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.

STOCKHOLDER APPROVAL OF STOCK PLANS

The following table provides certain information with respect to securities authorized for issuance under all of Gran Tierra’s equity compensation plans in effect as of the end of December 31, 2008:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	11,406,870	$2.13	6,443,966
Equity compensation plans not approved by security holders	—	—	—
Total	11,406,870	2.13	6,443,966

The only equity compensation plan approved by our stockholders is our 2007 Equity Incentive Plan, which is an amendment and restatement of our 2005 Equity Plan, under which the Board is authorized to issue options or other rights to acquire up to 18,000,000 shares of our common stock.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Martin Eden, Secretary, 300, 611-10th Avenue, S.W., Calgary, Alberta, T2R 0B2, Canada or contact Martin Eden at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

34.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Martin Eden
Martin Eden
Secretary
April [__], 2009

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2008 is available without charge upon written request to: Gran Tierra Energy Inc., 300, 611-10th Avenue, S.W., Calgary, Alberta, T2R 0B2, Canada, Attention: Corporate Secretary.

35.

VOTE BY INTERNET- www.proxyvote.com

GRAN TIERRA ENERGY INC.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Mountain Time on June 15, 2009.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Gran Tierra Energy  Inc. in mailing future proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Gran Tierra Energy Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	GRNTR1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

GRAN TIERRA ENERGY INC.

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, AND 3.
Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below
1.	To elect as Directors of Gran Tierra Energy Inc., the nominees listed below.

01)	Dana Coffield	☐	☐	☐
02)	Jeffrey Scott
03)	Walter Dawson
04)	Verne Johnson
05)	Nicholas G. Kirton
06)	Scott Price
07)	Ray Antony

Vote  On  Proposals

		For	Against	Abstain
2.	Proposal to approve an amendment to Gran Tierra’s Articles of Incorporation to increase the authorized number of shares of common stock from 300,000,000 to 570,000,000 shares.	☐	☐	☐

3.
Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent auditors of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2009.
		☐	☐	☐

Signature	Signature (Joint Owners)

Date	Date

GRAN TIERRA ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2009

The stockholders hereby appoint Martin Eden and Dana Coffield, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Mountain Time at Lougheed House, 707 13th Avenue S.W., Calgary, Alberta T2R 0K8, Canada, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD. CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
GOLDSTRIKE EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc., a Nevada corporation (the “Company”), that were issued in connection with the transaction between the former shareholders of Gran Tierra Energy, Inc., an Alberta corporation, and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”) has the right to instruct Olympia Trust Company (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 16, 2009 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Goldstrike Exchangeable Shares be voted as follows:
1. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Walter Dawson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
6. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
7. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
8   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve an amendment to Gran Tierra’s articles of incorporation to increase the total authorized number of shares of common stock from 300,000,000 to 570,000,000 shares.

9   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2009.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GOLDSTRIKE EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:
☐	Direct the Trustee to Vote Goldstrike Exchangeable Shares The holder hereby directs the Trustee to vote as indicated.
☐
Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐
Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2009.	Signature of Holder

Name of Holder

Number of Goldstrike Exchangeable Shares Held

NOTES:

1.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Olympia Trust Company, 2300, 125 – 9th Avenue S.E., Calgary, Alberta T2G 0P6, by 11:59 p.m. Eastern Time on June 11, 2009, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Goldstrike Exchangeable Shares, the votes to which the Holder of the Goldstrike Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Goldstrike Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
SOLANA EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc. (the “Company”) that were issued in connection with the transaction between the former shareholders of Solana Resources Limited and the Company (the “Solana Exchangeable Shares”) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 16, 2009 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Solana Exchangeable Shares be voted as follows:
1. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Walter Dawson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
6. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
7. VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
8   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve an amendment to Gran Tierra’s articles of incorporation to increase the total authorized number of shares of common stock from 300,000,000 to 570,000,000 shares.

9   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2009.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S SOLANA EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:
☐	Direct the Trustee to Vote Solana Exchangeable Shares The holder hereby directs the Trustee to vote as indicated.
☐
Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐
Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR SOLANA EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2009.	Signature of Holder

Name of Holder

Number of Exchangeable Shares Held

NOTES:

7.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 11, 2009, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

8.	If this voting direction is not signed by the Holder of Solana Exchangeable Shares, the votes to which the Holder of the Solana Exchangeable Shares is entitled will not be exercised.

9.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

10.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Solana Exchangeable Shares are registered.

11.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

12.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.